GMO TRUST                                                             Prospectus
                                                                   June 30, 2000

- EMERGING MARKETS FUND

                                                   -----------------------------
                                                   - GMO TRUST OFFERS A BROAD
                                                    SELECTION OF INVESTMENT
                                                    ALTERNATIVES TO INVESTORS.

                                                   - INFORMATION ABOUT OTHER
                                                    FUNDS OFFERED BY GMO
                                                    TRUST IS CONTAINED IN
                                                    SEPARATE PROSPECTUSES.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS
------------------------------------------------------------

                                              PAGE
                                              ----
FUND OBJECTIVES AND PRINCIPAL INVESTMENT
STRATEGIES..................................     2
SUMMARY OF PRINCIPAL RISKS..................     3
FEES AND EXPENSES...........................     6
BENCHMARKS AND INDEXES......................     6
MANAGEMENT OF THE FUND......................     7
DETERMINATION OF NET ASSET VALUE............     8
HOW TO PURCHASE SHARES......................     9
HOW TO REDEEM SHARES........................    10
MULTIPLE CLASSES............................    12
DISTRIBUTIONS AND TAXES.....................    13
FINANCIAL HIGHLIGHTS........................    14
ADDITIONAL INFORMATION..................back cover
SHAREHOLDER INQUIRIES...................back cover
DISTRIBUTOR.............................back cover

SUMMARY OF FUND
OBJECTIVES AND PRINCIPAL
INVESTMENT STRATEGIES

     The following summary describes the Fund's investment objective and principal investment strategies. The Fund may make other investments and engage in other investment strategies that are not specifically described in the summary. More information about the Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, the Fund's investment objective and policies may be changed by the Trustees without shareholder approval.

     In the Fund summary that follows, it is noted that the Fund will "invest primarily in" a particular type of securities or other assets. Investors should understand that this Prospectus uses the word "invest" to mean not only direct investment in a particular asset but also indirect investment in or exposure to the asset through the use of derivatives and related instruments.

     Investing in mutual funds involves risk. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and on the investment strategies the Fund employs. Investors should refer to the SUMMARY OF PRINCIPAL RISKS in the Prospectus at page 3 for a discussion of the principal risks of investing in the Fund. See the Statement of Additional Information for additional information about the risks of Fund investments and strategies. The Fund described in this Prospectus may not be available for purchase in all states. This Prospectus is not an offering in any state where an offering may not lawfully be made.

     It is important for you to note:

  - You may lose money on an investment in the Fund.

  - An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 GMO EMERGING MARKETS FUND
Fund Inception Date: 12/9/93

                                                                             FUND CODES
                                                              ----------------------------------------
                                                                         Ticker   Symbol      Cusip
                                                                         ------  --------  -----------
                                                              Class III  GMOEX   EmergMkt  362007 60 1

                 OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     INVESTMENT OBJECTIVE: The Emerging Markets Fund seeks high total return through investment in equity securities traded in the securities markets of developing countries in Asia, Latin America, the Middle East, Africa and Europe ("Emerging Markets"). The Fund's current benchmark is the IFC Investable Index.

     INVESTMENT UNIVERSE: The Fund invests primarily in the equity securities of companies that make up the IFC and MSCI emerging markets databases, and that are deemed to be emerging or frontier markets by the World Bank. The Fund may also use derivatives.

     PRINCIPAL INVESTMENTS: The Manager has appointed Dancing Elephant, Ltd. to serve as Consultant to the Fund. The Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may use exchange-traded and over-the-counter derivatives and related instruments where available to (i) hedge equity exposure; (ii) replace direct investing; (iii) implement shifts in investment exposure as a substitute for selling and buying securities; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, nor to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

     METHODOLOGY/PORTFOLIO CONSTRUCTION: The Fund uses fundamental and quantitative investment principles to build a value-biased emerging market equity portfolio. Using these principles, the Consultant creates forecasted returns for countries, securities and sectors. To forecast returns for countries, the Consultant examines factors such as price to earnings ratios, market momentum, trends in gross domestic products, market conditions, long-term trends and paradigm shifts, and values currencies based on real effective exchange rates. For securities, the Consultant examines factors such as fair value, earnings and price momentum, price to cash flow and measures of neglect (a measure of low analyst coverage and low price volatility). For sectors, the Consultant examines factors similar to those used for securities, and also evaluates economic sensitivity and industrial trends. The Consultant also monitors the economic and political conditions in these markets and adjusts its strategies as markets develop or encounter setbacks. The Consultant then uses an optimization process to weigh the trade-off among a stock's return forecast, how much risk the stock adds relative to the Fund's benchmark and transaction costs.

     RISKS. The most significant risks of an investment in the Fund are Market Risk, Liquidity Risk, Derivatives Risk, Foreign Investment Risk, Currency Risk, Leveraging Risk and Credit and Counterparty Risk. For more information about these risks and other principal risks of an investment in the Fund, see "Summary of Principal Risks" on page 3.

                                  PERFORMANCE

     The performance information below helps to show the risks of investing in the Fund. The bar chart to the left shows changes in the Fund's annual total returns from year to year for the periods shown. Purchase premiums and redemption fees are not reflected in the bar chart; if reflected, the returns would be lower. The table to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. See "Benchmarks and Indexes" for a description of the index. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any expenses. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

[Graph]

1994     6.29%
1995   -12.57%
1996    11.64%
1997    -0.10%
1998   -28.88%
1999    77.73%
                        Highest Quarter: 34.40% (2Q1999)
                        Lowest Quarter: -28.24% (2Q1998)
                      Year-to-Date (as of 3/31/00): 1.74%

                          AVERAGE ANNUAL TOTAL RETURN
                        Periods Ending December 31, 1999

-------------------------------------------------------------------
                        1 YEAR    5 YEARS   10 YEARS   INCEPT.
-------------------------------------------------------------------
                                                        12/9/93
-------------------------------------------------------------------
 CLASS III               74.19%     3.85%       N/A       5.88%
-------------------------------------------------------------------
 IFC INVESTABLE          67.14%     2.16%       N/A       1.43%
-------------------------------------------------------------------

                           SUMMARY OF PRINCIPAL RISKS

     The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you can lose money by investing in the Fund. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these risks but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund change over time. The Statement of Additional Information includes more information about the Fund and its investments.

      - MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. General market risks associated with investments in equity and fixed income securities include the following:

     EQUITY SECURITIES. A principal risk of the Fund is that the equity securities in which it invests will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

     The Fund maintains substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

     Value Securities Risk. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price lower than what is believed to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.

     Growth Securities Risk. Certain equity securities (generally known as "growth securities") are purchased primarily because it is believed that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

     FIXED INCOME SECURITIES. The Fund may invest to a limited extent in certain fixed income securities. The value of the Fund's investments in fixed income securities (including bonds, notes and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the values of fixed income securities generally decline. Conversely, during periods of falling interest rates, the values of fixed income securities generally rise.

     This kind of market risk, also called interest rate risk, will generally increase to the extent the Fund invests in fixed income securities with longer maturities and portfolios with longer durations (a measure of the expected cash flows of a fixed income security).

     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them. Liquidity risk will generally increase to the extent that the Fund's principal investment strategy involves securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk. This risk may be particularly pronounced for the Fund, which may invest primarily in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in smaller, less seasoned companies may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with larger, more established companies. These risks are particularly pronounced for the Fund, which invests primarily in companies with small or medium-sized market capitalizations.

     - DERIVATIVES RISK. The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Fund can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Fund may also use derivatives as a way to efficiently adjust the exposure of the Fund to various securities, markets and currencies without the Fund having to actually sell current assets and purchase different ones. This is generally done either because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale and purchase of Fund assets over time. For a description of the various derivative instruments that may be utilized by the Fund, refer to the Statement of Additional Information.

     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     - FOREIGN INVESTMENT RISK. The Fund, because it invests in securities traded principally in securities markets outside the United States, is subject to additional and more varied risks, and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the Fund's investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. These risks are particularly pronounced for the Fund because it may invest a significant portion of its assets in foreign securities.

     In addition, the Fund, which invests a significant portion of its assets in the securities of issuers based in countries with developing or "emerging market" economies, is subject to greater levels of foreign investment risk than a fund investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; the risk that it may be more difficult to obtain and/or enforce legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may negatively affect the value of the Fund's investments. Currency risk includes both the risk that currencies in which the Fund's investments are traded in or currencies in which the Fund has taken on an active investment position will decline in value relative to the U.S. Dollar and, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

     The Fund may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. The Fund may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in the Fund's currency exposure being substantially different than that suggested by its securities investments.

     If the Fund invests or trades in foreign currencies, securities denominated in foreign currencies, or related derivative instruments, it may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the Fund because it regularly enters into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and over-the-counter ("OTC") foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk in addition to currency risk as described below under "Leveraging Risk."

     - NON-DIVERSIFICATION RISK. Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. The Fund is not "diversified" within the meaning of the 1940 Act. This means it is allowed to invest in a relatively small number of issuers and/or foreign currencies with greater concentration of risk. As a result, credit, market and other risks associated with the Fund's investment strategies or techniques may be more pronounced for this Fund.

     - LEVERAGING RISK. The Fund's portfolio may at times be economically leveraged when the Fund temporarily borrows money to meet redemption requests and/or to settle investment transactions. Additionally, the Fund may invest in derivatives and may enter into reverse repurchase agreements. While the Fund does not intend to use derivatives to create net exposure to securities, currencies or other assets in amounts greater than the total assets of the Fund, the Fund will often consider derivative instruments as offsetting one another or other assets such that only the net difference in value of the derivatives and/or assets that are offsetting will be considered for these purposes. To the extent that the offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

     This same compounding of risk can occur if the Fund takes on simultaneous long and short positions in different currencies. While these long and short positions are managed such that the Fund's net investment in foreign currency does not exceed the Fund's net assets, a lack of correlation between currencies (which may or may not be anticipated by the Manager) may expose more than one hundred percent of the Fund's assets to currency risk. Similarly, the Fund may take long and short positions on equity securities and/or "baskets" of equity securities, including simultaneous positions through the use of a single derivative instrument such as a swap contract or other over-the-counter derivative instrument. A lack of correlation between the equity securities that are the subject of these instruments (which may or may not be anticipated by the Manager) could expose more than one hundred percent of the Fund's portfolio to equity securities risk.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund's securities will be unable or unwilling to make timely settlement payments or to otherwise honor its obligations.

     The Fund is exposed to credit risk because it may generally make use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and because it may engage to a significant extent in the lending of Fund securities or use of repurchase agreements.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager and the Consultant will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. As noted above, the Manager or the Consultant may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. As indicated above, however, the Fund is generally not subject to the risk of market timing because it generally stays fully invested.

                               FEES AND EXPENSES

     The following table describes the fees and expenses you may pay if you buy and hold Class III shares of the Fund.

PURCHASE AND REDEMPTION FEES (fees paid directly to Fund at
  purchase or redemption)
  Cash Purchase Premium (as a % of amount invested)(1)......    1.60%
  Redemption Fees (as a % of amount redeemed)(1)............    0.40%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets)
  Management Fee............................................    0.81%
  Shareholder Service Fee...................................    0.15%
  Other Expenses............................................    0.25%
  Total Annual Operating Expenses...........................    1.21%
  Expense Reimbursement(2)..................................    0.03%
  Net Annual Expenses.......................................    1.18%

NOTES TO FEES AND EXPENSES:

1. Paid to and retained by the Fund to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums generally apply only to cash purchases. If the Manager determines that any portion of the purchase or redemption is offset by a corresponding redemption or purchase occurring on the same day, the purchase premium or redemption fee will be reduced by 50% with respect to that portion. Offset/reductions are not available for transactions that are executed through brokers or agents, including, without limitation, intermediary platforms.

2. The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2001 to the extent that the Fund's total annual operating expenses (excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes and custodial fees) exceed 0.81% of the Fund's daily net assets.

EXAMPLES:

The examples illustrate the expenses you would incur on a $10,000 investment in Class III shares of the Fund over the stated periods, assuming your investment had a 5% return each year and the Fund's operating expenses remained the same. The examples are for comparative purposes only; they do not represent past or future expenses or performance, and your actual expenses and performance may be higher or lower.

                                                                    EXAMPLE 1:         EXAMPLE 2:
                                                                ASSUMING YOU REDEEM   ASSUMING YOU
                                                                YOUR SHARES AT THE    DO NOT REDEEM
                                                                END OF EACH PERIOD     YOUR SHARES
                                                                -------------------   -------------
1 Year (after reimbursement)................................          $  319             $  278
3 Year......................................................          $  579             $  535
5 Year......................................................          $  859             $  812
10 Year.....................................................          $1,658             $1,601

                             BENCHMARKS AND INDEXES

     The Manager measures the Fund's performance against the IFC Investable Composite Index, an emerging market stock index maintained and published by International Finance Corporation. The Manager may change the Fund's benchmark from time to time. The Fund is not an "index" fund and the composition of the Fund's portfolio may differ from the benchmark.

                             MANAGEMENT OF THE FUND

     Grantham, Mayo, Van Otterloo & Co., LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2000, GMO managed more than $22 billion for institutional investors such as pension plans, endowments, foundations and the GMO Funds.

     Subject to the approval of the Trust's board of trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs. For the fiscal year ended February 29, 2000, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements), 0.78% of the Fund's average daily net assets.

     Each class of shares of the Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports and assistance to correct and maintain client-related information.

     The Manager has engaged the services of Dancing Elephant, Ltd., 1936 University Avenue, Berkeley, California 94704 ('Dancing Elephant') to provide consulting services to the Manager with respect to the Fund. Dancing Elephant is owned by Arjun Divecha, a member of the Manager's management committee. Mr. Divecha, President of Dancing Elephant since 1993, has been primarily responsible for the day-to-day management of the Fund since its inception. For the fiscal year ended February 29, 2000, the Manager paid a consulting fee to Dancing Elephant. The Fund has no obligation to pay Dancing Elephant.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the Fund's custodian.

TRANSFER AGENT

     Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's transfer agent.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. New York City time. The Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund. The Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Most recent bid price (if no reported sale) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in the value of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities and options measured in terms of the foreign currencies in which they are denominated.

     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Fund's net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because the Fund may hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors will have no ability to redeem their shares.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. You may pay a fee if you effect a transaction through a broker or agent. To obtain a purchase order form, call the Trust at (617) 346-7646 or your broker or agent.

     PURCHASE POLICIES. Before a purchase order will be acted upon by the Trust, the Trust must determine that the purchase order is in "good order." A purchase order is in "good order" if:

     - a completed purchase order, containing the following information, is submitted to the Trust or its agent:

        - signature exactly in accordance with the form of registration

        - the exact name in which the shares are registered

        - the investor's account number

        - the number of shares or the dollar amount of shares to be purchased

     - the purchase order is received and accepted by the Trust or its agent (the Trust reserves the right to reject any order)

     - payment (by check or wire) for the purchase is received before 4:00 p.m. on the day the purchase order is accepted

        - if an investor provides adequate written assurances of intention to pay, the Trust may extend settlement up to four business days.

     The purchase price of a share of the Fund is the net asset value per share next determined after the purchase order is determined to be in "good order" PLUS a purchase premium, if any, for the Fund shares to be purchased. Purchase order forms received by the Trust or its agent after the deadline will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day.

     Minimum investment amounts are set forth in the table on page 12 of this Prospectus. There is no minimum additional investment required to purchase additional shares of the Fund. The Trust may waive initial minimums for certain accounts.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:

             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
              Further credit: GMO Fund/shareholder name and number

        - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

                  By U.S. Postal Service:                             By Overnight Courier:
              Investors Bank & Trust Company                     Investors Bank & Trust Company
                 GMO Transfer Agent MFD 23                          GMO Transfer Agent MFD 23
                       P.O. Box 9130                            200 Clarendon Street, 16th Floor
             200 Clarendon Street, 16th Floor                           Boston, MA 02116
                   Boston, MA 02117-9130

     - by exchange (from another GMO product)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value" on page 8

     - by a combination of cash and securities.

                              HOW TO REDEEM SHARES

     You may redeem shares of the Fund on any day when the NYSE is open for business.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust or its agent in "good order."

     A redemption request is in "good order" if it:

     - is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. New York City time)

     - is signed exactly in accordance with the form of registration

     - includes the exact name in which the shares are registered

     - includes the investor's account number

     - includes the number of shares or the dollar amount of shares to be redeemed

     Redemption requests received by the Trust or its agent after the deadline will be honored on the next following business day, and the redemption will be effected based on the net asset value per share computed on that day. The redemption price is the net asset value per share next determined after the redemption request is determined to be in "good order."

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons

        - designation of additional accounts and any change in the accounts originally designated must be made in writing.

     - upon request, payment will be made by check mailed to the registration address

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value" on page 8

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio

     - to the extent available, in-kind redemptions will be of readily marketable securities

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed by you

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 to CONFIRM RECEIPT of redemption requests.

                                MULTIPLE CLASSES

     The Fund offers two classes of shares. The sole economic difference between the Class III shares described in this Prospectus and the Fund's other class of shares (Class IV) is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for Class IV shares of the Fund where eligibility criteria require greater total assets under GMO's management.

--------------------------------------------------------------------------------------------------------------------
                                                       MINIMUM TOTAL INVESTMENT/     SHAREHOLDER SERVICE FEE (AS A %
             INTERNATIONAL CORE FUND                    TOTAL FUND INVESTMENT*        OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
                                                             $1 million/NA                        0.15%
 Class III
--------------------------------------------------------------------------------------------------------------------
                                                       $250 million/$125 million                 0.105%
 Class IV
--------------------------------------------------------------------------------------------------------------------

* The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors and for certain clients with continuous client relationships with GMO since May 31, 1996.

ELIGIBILITY FOR CLASSES

     Eligibility for different classes of the Fund depends upon the client meeting either (i) the minimum "Total Fund Investment" set forth in the above table, which includes only a client's total investment in a particular Fund, or
(ii) the minimum "Total Investment" set forth in the above table, calculated as described below.

DETERMINATION OF TOTAL INVESTMENT

     A client's Total Investment equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment,
(2) at close of business on the last business day of each calendar quarter, or
(3) at other times as determined by the Manager (each, a "Determination Date"). The Manager will monitor the value of the MSCI World Index (computed in U.S. dollars with net dividends reinvested). On December 31 of any year, the Manager may increase the Minimum Total Investment/Total Fund Investment amounts by the same percentage by which the value of the MSCI World Index increased from June 30, 2000 through December 31 of the year being evaluated.

You should note:

     - There is no minimum additional investment required to purchase additional shares of the Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

     - Assets invested in GMO's Pelican Fund will not be considered when determining a client's Total Investment.

CONVERSIONS BETWEEN CLASSES

     Client's shares in the Fund will be converted to the class of shares of the Fund with the lowest Shareholder Service Fee for which the client is eligible, based on the amount of the client's Total Investment or Total Fund Investment, on the Determination Date.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. The Fund also intends to distribute net gains from the sale of securities held for not more than one year ("net short-term capital gains") and net gains from the sale of securities held for more than one year ("net long-term capital gains") at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the application or by writing to the Trust.

It is important for you to note:

     - Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether paid in cash or in shares. Properly designated Fund distributions derived from net long-term capital gains will be taxable as such (generally at a 20% federal rate for noncorporate shareholders whether paid in cash or in shares).

     - Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. If a distribution reduces the net asset value of a shareholder's shares below a shareholder's cost basis in those shares, such distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, if you buy shares just prior to a taxable distribution by the Fund, you will pay the full price of the shares (including the value of the pending distribution) and then receive a portion of the price back as a taxable distribution.

     - The Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - The Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation indexed bonds) may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - Any gain resulting from the sale, exchange or redemption of your shares will generally also be subject to tax.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request. Information is presented for the Class III shares of the Fund.

EMERGING MARKETS FUND

                                                                                   CLASS III SHARES
                                                              ----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------------
                                                                2000        1999        1998         1997         1996
                                                              --------    --------    --------    ----------    --------
Net asset value, beginning of period........................  $   6.31    $   9.56    $  12.49    $    10.54    $   9.52
                                                              --------    --------    --------    ----------    --------
Income (loss) from investment operations:
 Net investment income......................................      0.13(2)     0.25        0.16(2)       0.13        0.10
 Net realized and unrealized gain (loss)....................      4.77       (3.19)      (1.76)         1.96        1.06
                                                              --------    --------    --------    ----------    --------
   Total from investment operations.........................      4.90       (2.94)      (1.60)         2.09        1.16
                                                              --------    --------    --------    ----------    --------
Less distributions to shareholders from:
 Net investment income......................................     (0.03)      (0.19)      (0.25)        (0.14)      (0.01)
 In excess of net investment income.........................     (0.02)
 Net realized gains.........................................     --          (0.12)      (0.71)       --           (0.13)
 In excess of net realized gains............................     --          (0.00)(3)    (0.37)      --           --
                                                              --------    --------    --------    ----------    --------
   Total distributions......................................     (0.05)      (0.31)      (1.33)        (0.14)      (0.14)
                                                              --------    --------    --------    ----------    --------
Net asset value, end of period..............................  $  11.16    $   6.31    $   9.56    $    12.49    $  10.54
                                                              ========    ========    ========    ==========    ========
Total Return(1).............................................     77.43%     (30.96)%    (12.94)%       19.98%      12.24%
Ratios/Supplemental Data:
 Net assets, end of period (000's)..........................  $727,197    $524,741    $913,615    $1,725,651    $907,180
 Net expenses to average daily net assets...................      1.18%       1.16%       1.24%(4)       1.24%(4)     1.35%
 Net investment income to average daily net assets..........      1.41%       2.75%       1.30%         1.40%       1.31%
 Portfolio turnover rate....................................        73%         76%         88%           41%         35%
Fees and expenses voluntarily waived or borne by the Manager
 consisted of the following per share amounts...............  $   0.00(5) $   0.02    $   0.03    $     0.02    $     --(5)

 (1) Calculation excludes purchase premiums and redemption fees. Total returns would be lower had certain expenses not been waived during the periods shown.
 (2) Computed using average shares outstanding throughout the period.
 (3) The distribution in excess of net realized gains was $0.0005.
 (4) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .06% and .035% of average daily net assets for the years ended February 28, 1997 and 1998, respectively.
 (5) Fees and expenses voluntarily waived or borne by the Manager were less than $.01 per share.

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

                      [This page intentionally left blank]

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports, and the Fund's Statement of Additional Information are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The Statement contains more detailed information about the Fund and is incorporated by reference into this Prospectus.

     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347